                                                                    Exhibit 24.1


                  POWER OF ATTORNEY OF LOUIS V. GERSTNER, JR.
                  -------------------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman of the Board of Directors and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of Unison, hereby constitute and appoint Lawrence R. Ricciardi, John E. Hickey, John R. Joyce and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of July, 1997.



                                       /s/ Louis V. Gerstner, Jr.
                                       ------------------------------
                                       Louis V. Gerstner, Jr.
                                       Chairman of the Board and
                                       Chief Executive Officer

                                                                    Exhibit 24.1


                   POWER OF ATTORNEY OF LAWRENCE R. RICCIARDI
                   ------------------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of Unison, hereby constitute and appoint Louis V. Gerstner, Jr., John E. Hickey, John R. Joyce and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of July, 1997.



                                       /s/ Lawrence R. Ricciardi
                                       ------------------------------
                                       Lawrence R. Ricciardi
                                       Senior Vice President
                                       and Chief Financial Officer

                                                                    Exhibit 24.1


                       POWER OF ATTORNEY OF JOHN R. JOYCE
                       ----------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of Unison, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of July, 1997.



                                       /s/ John R. Joyce
                                       ------------------------------
                                       John R. Joyce
                                       Vice President and Controller

                                                                    Exhibit 24.1


                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of Unison, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, John E. Hickey, John
R. Joyce and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of July, 1997.



                                       /s/ Cathleen P. Black
                                       ------------------------------
                                                 Director

                                                                    Exhibit 24.1


                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of Unison, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, John E. Hickey, John
R. Joyce and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of July, 1997.



                                       /s/ Harold Brown
                                       ------------------------------
                                                 Director

                                                                    Exhibit 24.1


                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of Unison, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, John E. Hickey, John
R. Joyce and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of July, 1997.



                                       /s/ J. Dormann
                                       ------------------------------
                                                 Director

                                                                    Exhibit 24.1


                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of Unison, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, John E. Hickey, John
R. Joyce and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of July, 1997.



                                       /s/ Nannerl O. Keohane
                                       ------------------------------
                                                 Director

                                                                    Exhibit 24.1


                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of Unison, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, John E. Hickey, John
R. Joyce and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of July, 1997.



                                       /s/ Charles F. Knight
                                       ------------------------------
                                                 Director

                                                                    Exhibit 24.1


                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of Unison, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, John E. Hickey, John
R. Joyce and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of July, 1997.



                                       /s/ Lucio A. Noto
                                       ------------------------------
                                                 Director

                                                                    Exhibit 24.1


                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of Unison, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, John E. Hickey, John
R. Joyce and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of July, 1997.



                                       /s/ John B. Slaughter
                                       ------------------------------
                                                 Director

                                                                    Exhibit 24.1


                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of Unison, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, John E. Hickey, John
R. Joyce and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of July, 1997.



                                       /s/ Alex Trotman
                                       ------------------------------
                                                 Director

                                                                    Exhibit 24.1


                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of Unison, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, John E. Hickey, John
R. Joyce and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of July, 1997.



                                       /s/ Lodewijk C. van Wachem
                                       ------------------------------
                                                 Director

                                                                    Exhibit 24.1


                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of Unison, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, John E. Hickey, John
R. Joyce and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of July, 1997.



                                       /s/ Charles M. Vest
                                       ------------------------------
                                                 Director